UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2007

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-14999	87-0432572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

From Intel Office, 800 meters West, 200 meters North and 300 meters West

City La Ribera de Belen, Heredia, Costa Rica

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (506) 298-1880

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 30, 2007, Rica Foods, Inc. (the “Company”) issued a press release regarding a hatching facility it intends to open in Managua, Nicaragua. It is anticipated that the new hatching facility will reduce the need for the Company to ship one-day chicks from Costa Rica to Nicaragua and thereby reduce the mortality rate of the Company’s one-day chicks and the costs associated therewith. The Company intends to open the new facility in January 2008. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated October 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rica Foods, Inc. (Registrant)

By:	/s/ Gustavo Barboza
Name:	Gustavo Barboza
Title:	Chief Financial Officer

Dated: October 30, 2007

Exhibit Index

Exhibit No.

99.1	Press Release, dated October 30, 2007